                                                                  Exhibit 10 (i)

                      SUPPLEMENT FOR COMMITMENT INCREASE


     SUPPLEMENT, dated June 30, 2000, to the Multicurrency Credit Agreement,
                       -------------
dated as of September 11, 1997 (as amended from time to time, the "Agreement") among ALBERTO-CULVER COMPANY (the "Company"), the Borrowing Subsidiaries from time to time parties thereto, the lenders parties thereto (individually a "Lender" and collectively the "Lenders"), and BANK OF AMERICA, N.A. (formerly known as Bank of America NATIONAL TRUST AND SAVINGS ASSOCIATION), as agent for the Lenders (the "U.S. Agent").


                             W I T N E S S E T H :

     WHEREAS, the Agreement provides, pursuant to Section 2.10 thereof, that any
                                                  ------------
bank meeting the qualifications of an Eligible Assignee, although not originally a party thereto, may become a party to the Agreement with the consent of the Company and the U.S. Agent by executing and delivering to the Company and the U.S. Agent a supplement to the Agreement in substantially the form of this Supplement; and

     WHEREAS, the undersigned was not an original party to the Agreement but now desires to become a party thereto;

     NOW, THEREFORE, the undersigned hereby agrees as follows:

     1. The undersigned agrees to be bound by the provisions of the Agreement and agrees that, on the date this Supplement is accepted by the Company and the U.S. Agent, it shall become a Lender for all purposes of the Agreement to the
same extent as if originally a party thereto.   The undersigned agrees that it
will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by it as a Lender, including the requirements concerning confidentiality.

     2. As of the acceptance date noted below, the amount of the Commitment of the undersigned shall be U.S. $25,000,000.

     3.    The following administrative details apply to the undersigned:
       (A) Domestic Lending Office:

           Name: LaSalle Bank National Association
                ----------------------------------
           Address: 135 South LaSalle Street
                    ------------------------------
                    Chicago, IL 60603
                    ------------------------------
                    ABA 071-000-505
                    ------------------------------
           Attention: Ann Locke
                     -----------------------------
           Telephone: (312) 904-0184
                     -----------------------------
           Facsimile: (312) 904-0522
                     -----------------------------

      (B) Eurocurrency Lending Office:

          Name: LaSalle Bank National Association
               ----------------------------------
          Address: 135 South LaSalle Street
                  -------------------------------
                   Chicago, IL  60603
                  -------------------------------
                   ABA 071-000-505
                  -------------------------------
          Attention: Ann Locke
                    -----------------------------
          Telephone: (312) 904-0184
                    -----------------------------
          Facsimile: (312) 904-0522
                    -----------------------------

     (C)  Notice Address

          Name: LaSalle Bank National Association
               ----------------------------------
          Address: 135 South LaSalle Street
                  -------------------------------
                   Chicago, IL 60603
                  -------------------------------
                   ABA 071-000-505
                  -------------------------------
          Attention: Ann Locke
                    -----------------------------
          Telephone: (312) 904-0184
                    -----------------------------
          Facsimile: (312) 904-0522
                    -----------------------------

     (D)  Payment Instructions:

          Account No.: 1378018-7300
                      ----------------------------
             At: LaSalle Bank National Association
                 ---------------------------------
                 135 South LaSalle Street
                 ---------------------------------
                 Chicago, IL 60603
                 ---------------------------------
                 ABA-071-000-505
                 ---------------------------------
                 Reference:  Alberto Culver
                           -----------------------
                 Attention:  Ann M. Locke
                           -----------------------

     4. The undersigned (a) acknowledges that it has received a copy of the Agreement and the Schedules and Exhibits thereto, together with copies of the financial statements referred to in Section 6.01 of the Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into the Agreement; and (b) agrees that it will, independently and without reliance upon the U.S. Agent, the European Payment Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Agreement.

     5.   The undersigned agrees to comply with Section 3.02 and 10.10 of the
                                                ----------------------
Agreement (if applicable.)

     6. The undersigned represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to

                                                                   Exhibit 10(i)

execute and deliver this Supplement and any other documents required or permitted to be executed or delivered by it in connection with this Supplement, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any person are required (other than any already given or obtained) for its due execution, delivery and performance of this Supplement and apart from any agreements or undertaking or filings required by the Agreement, no further action by, or notice to, or filing with, any person is required of it for such execution, delivery or performance; (iii) this Supplement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is an Eligible Assignee.

     7. Terms defined in the Agreement shall have their meanings defined therein when used herein.

     IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.


                              LASALLE BANK NATIONAL ASSOCIATION

                              By: _____________________

                              Title:  _________________

Accepted this ______ day of ___________________, 2000.


ALBERTO-CULVER COMPANY

By: _______________________

Title: ____________________


BANK OF AMERICA, N.A., as U.S. Agent

By: _______________________

Title: ____________________